SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 30, 2011

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On June 29, 2010, Pacific Ethanol Holding Co. LLC (“PEHC”), Pacific Ethanol Madera LLC (“Madera”), Pacific Ethanol Columbia, LLC (“Boardman”), Pacific Ethanol Stockton, LLC (“Stockton”) and Pacific Ethanol Magic Valley, LLC (“Burley” and, together with Madera, Boardman and Stockton, each a “Plant Owner” and, collectively, the “Plant Owners”), previously wholly owned subsidiaries of Pacific Ethanol, Inc. (the “Company”), emerged from Chapter 11 pursuant to the terms of the Amended Joint Plan of Reorganization (the “Plan”), which was filed with the Bankruptcy Court on April 16, 2010 and confirmed by the Bankruptcy Court on June 8, 2010.  Pursuant to the terms of the Plan, PEHC and the Plant Owners entered into a credit agreement on June 25, 2010 with WestLB, AG, New York Branch and certain other lenders (as amended to date, the “Credit Agreement”).  Under the terms of the Plan, 100% of the ownership interest in PEHC was transferred to a newly-formed limited liability company (“New PE Holdco”), resulting in PEHC and the Plant Owners becoming direct and indirect wholly-owned subsidiaries of New PE Holdco.  The Company holds a 20% ownership interest in New PE Holdco.

Asset Management Agreement

Each of the Plant Owners owns a separate ethanol production facility.  Under the terms of the Credit Agreement, the Plant Owners engaged the Company to provide certain management services to the Plant Owners.  On June 29, 2010, the Company entered into an Asset Management Agreement with PEHC and the Plant Owners (as amended to date, the “Previous Asset Management Agreement”).  On June 30, 2011, the Company entered into an Amended and Restated Asset Management Agreement with PEHC and the Plant Owners (the “Asset Management Agreement”) that replaces the Previous Asset Management Agreement in its entirety.

Pursuant to the Asset Management Agreement, the Company will provide certain management services to the Plant Owners whereby the Company will effectively continue to operate and maintain the production facilities on behalf of the Plant Owners.  These services generally include, but are not limited to, administering, at the direction of PEHC, each Plant Owner’s compliance with the Credit Agreement and related financing documents and performing billing, collection, record keeping and other administrative and ministerial responsibilities for each Plant Owner.  The Company will supply all labor and personnel required to perform its services under the agreement, including, but not limited to, the labor and personnel required to operate and maintain the production facilities.

The Boardman, Burley and Stockton production facilities are currently operational.  The Madera facility is currently idled. If market conditions continue to improve, the Company may resume operations at the Madera facility, subject to the approval of New PE Holdco.  For production facilities that are currently or in the future operational, the Company will provide substantially all services necessary for the operation and maintenance of the facilities.  For production facilities that are currently or in the future idled, the Company is responsible for the preservation and maintenance of the facilities to facilitate a cost effective return to operational status once determined appropriate by the facility’s Plant Owner.  PEHC or the applicable Plant Owner may elect to recommence operations of the idled facility or place an operational facility into idle status by giving the Company at least 60 days notice.  Notwithstanding the services provided by the Company, each Plant Owner retains the ultimate decision-making authority with all matters concerning the production facility owned by it.

The costs and expenses associated with the Company’s provision of services under the Asset Management Agreement will be funded by the Plant Owners pursuant to a preapproved budget.  The Company’s obligation to provide services is limited to the extent there are insufficient funds advanced by the Plant Owners to cover the associated costs and expenses.

As compensation for providing the services, each Plant Owner will pay the Company $75,000 per month if its production facility is operational and $40,000 per month if its production facility is idled.  In addition to the monthly fee, if during any six-month period (measured bi-annually on March 31 and September 30 of each year) a production facility has annualized EBITDA per gallon of operating capacity of $0.20 or more, the Plant Owner of that facility will pay the Company a performance bonus equal to 3% of the increment by which EBITDA exceeds $0.20.  The aggregate performance bonus collectively payable by all Plant Owners is capped at $2.2 million for each six-month period.  The performance bonus will be reduced by 25% if all production facilities then operating do not operate at a minimum average yield of 2.70 gallons of denatured ethanol per bushel of corn.  In addition, no performance bonus will be paid if there is a default or event of default under the Credit Agreement resulting from the borrowers’ failure pay any amounts then due and owing.

Upon a sale of all or substantially all of the assets of a facility, or all of the equity interests in a Plant Owner, to a third party, the Company will receive an incentive fee with respect to such sale as follows:
“Sale Price per Gallon”	Incentive Fee
$.60 or less	$0
Above $.60 up to and including $.70
The excess of Sale Price Per Gallon over $.60, to and including the lesser of the Sale Price Per Gallon and $.70, multiplied by the operating capacity of the facility (in gallons), multiplied by 0.5%; plus

Above $.70 up to and including $.80
If the Sale Price Per Gallon exceeds $.70, the excess of the Sale Price Per Gallon over $.70, to and including the lesser of the Sale Price Per Gallon and $.80, multiplied by the operating capacity of the facility (in gallons), multiplied by 1.0%; plus

Above $.80	If the Sale Price Per Gallon exceeds $.80, the excess of the Sale Price Per Gallon over $.80, multiplied by the operating capacity of the facility (in gallons), multiplied by 1.5%.

The Asset Management Agreement becomes effective on June 30, 2011 and shall terminate on June 30, 2012, provided that the Company or PEHC can extend the Asset Management Agreement for additional one year periods by giving the other party not less than 90 days notice unless the other party rejects such renewal notice within 15 days of receiving the notice.  In addition to typical conditions for a party to terminate the agreement prior to its expiration, the Company may terminate the agreement, and any Plant Owner may terminate the agreement with respect to its facility, at any time by providing at least 60 days prior notice of such termination.  The agreement also contains other terms and provisions customary for an agreement of this type, including, but not limited to, provisions regarding insurance requirements, record retention, confidentiality, indemnification and force majeure.

The description of the Asset Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Management Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by this reference.

Ethanol Marketing Agreements

As contemplated by the Plan, Kinergy Marketing, LLC, a wholly owned subsidiary of the Company (“Kinergy”), entered into separate Ethanol Marketing Agreements with each of Boardman and Burley and Stockton, which grant Kinergy the exclusive right to market, purchase and sell the ethanol produced at the Plant Owner’s facility (each a “Previous Ethanol Marketing Agreement”).  On June 30, 2011, Kinergy entered into separate Amended and Restated Ethanol Marketing Agreements with each of Boardman and Burley and Stockton that replace the Previous Ethanol Marketing Agreements in their entirety (each a “Ethanol Marketing Agreement”).  If the production facility owned by Madera becomes operational, it is contemplated that Kinergy would enter into a substantially identical Ethanol Marketing Agreement with Madera.

Pursuant to the terms of the Ethanol Marketing Agreements, within ten days after a Plant Owner delivering ethanol to Kinergy, that Plant Owner is paid an amount equal to (i) the estimated purchase price payable by the third-party purchaser of the ethanol, minus (ii) the estimated amount of transportation costs to be incurred by Kinergy, minus (iii) the estimated incentive fee payable to Kinergy, which equals 1% of the aggregate third-party purchase price provided that the incentive fee shall not be less than $0.015 per gallon or more than $0.0225 per gallon.  Within the first five business days of each calendar month, the parties will reconcile and “true up” the actual purchase price, transportation costs and incentive fees for all transactions entered into since the previous true-up date.

To facilitate Kinergy’s ability to pay amounts owing to the Plant Owners, the Ethanol Marketing Agreements require that Kinergy maintain lines of credit of at least $5.0 million.  Upon the request of a Plant Owner, the Company will enter into a guaranty with the Plant Owner guaranteeing the performance of Kinergy’s obligations under the Ethanol Marketing Agreement.

Due to the limited storage capacity of the Plant Owners, Kinergy agrees to take delivery of any ethanol requested by Kinergy within seven days of a Plant Owner making the ethanol available to Kinergy.  Each Ethanol Marketing Agreement shall terminate on June 30, 2012, provided that Kinergy or the Plant Owner that is party to the agreement can extend a Ethanol Marketing Agreement for additional one year periods by giving the other party not less than 90 days notice unless the other party rejects such renewal notice within 15 days of receiving the notice.  The agreements also contain other terms and provisions customary for agreements of this type, including, but not limited to, provisions regarding termination, insurance requirements, confidentiality, indemnification and force majeure.

The description of the Ethanol Marketing Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Ethanol Marketing Agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by this reference.

Corn Procurement and Handling Agreements

As contemplated by the Plan, Pacific Ag. Products, LLC, an indirect wholly owned subsidiary of the Company (“Pacific Ag”), has entered into separate Corn Procurement and Handling Agreements with each of Boardman, Burley and Stockton (each a “Previous Corn Procurement and Handling Agreement”).  On June 30, 2011, Pacific Ag entered into separate Amended and Restated Corn Procurement and Handling Agreements with each of Boardman and Burley and Stockton that replace the Previous Corn Procurement and Handling Agreements in their entirety (each a “Corn Procurement and Handling Agreement”).  If the production facility owned by Madera becomes operational, it is contemplated that Pacific Ag would enter into a substantially identical Corn Procurement and Handling Agreement with Madera.

Pursuant to the terms of the Corn Procurement and Handling Agreements, each Plant Owner appoints Pacific Ag as its agent to solicit, negotiate, enter into and administer, on behalf of the Plant Owner, corn supply arrangements for the Plant Owner to procure the corn necessary to operate its facility.  Pacific Ag will also provide each Plant Owner grain handling services including, but not limited to, receiving, unloading and conveying corn into the Plant Owner’s storage facilitates and, in the case of whole corn delivered to the Plant Owner, processing and hammering the whole corn.  Pacific Ag receives a fee of $0.045 per bushel of corn delivered to each Plant Owner as consideration for its procurement and grain handling services, each payable monthly.

Upon the request of a Plant Owner, the Company will enter into a guaranty with the Plant Owner guaranteeing the performance of Pacific Ag’s obligations under the Corn Procurement and Handling Agreement.  Each Corn Procurement and Handling Agreement shall terminate on June 30, 2012, provided that Pacific Ag or the Plant Owner that is party to the agreement can extend a Corn Procurement and Handling Agreement for additional one year periods by giving the other party not less than 90 days notice unless the other party rejects such renewal notice within 15 days of receiving the notice.  The agreements also contain other terms and provisions customary for agreements of this type, including, but not limited to, provisions regarding termination, insurance requirements, confidentiality, indemnification and force majeure.

The description of the Corn Procurement and Handling Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Corn Procurement and Handling Agreement, which is filed as Exhibit 10.3 to this Form 8-K and incorporated herein by this reference.

Distillers Grains Marketing Agreements

Pursuant to the Plan, Pacific Ag entered into separate Distillers Grains Marketing Agreements with each of Boardman, Burley and Stockton (each a “Previous Distillers Grains Marketing Agreement”), which grant Pacific Ag the right to market, purchase and sell the distillers grain products, including dried distillers grains and wet distillers grains, produced at the Plant Owner’s facility.  On June 30, 2011, Pacific Ag entered into separate Amended and Restated Distillers Grains Marketing Agreements with each of Boardman and Burley and Stockton that replace the Previous Distillers Grains Marketing Agreements in their entirety (each a “Distillers Grains Marketing Agreement”).  If the production facility owned by Madera becomes operational, it is contemplated that Pacific Ag would enter into a substantially identical Distillers Grains Marketing Agreement with Madera.

Pursuant to the terms of the Distillers Grains Marketing Agreements, within ten days after a Plant Owner delivers distillers grain product to Pacific Ag, that Plant Owner is paid an amount equal to (i) the estimated purchase price payable by the third-party purchaser of the distillers grain product, minus (ii) the estimated amount of transportation costs to be incurred by Pacific Ag, minus (iii) the estimated amount of fees and taxes payable to governmental authorities in connection with the tonnage of distillers grain product or corn condensed distiller’s soluble produced or marketed, minus (iv) the estimated incentive fee payable to Pacific Ag, which equals 5% of the aggregate third-party purchase price provided that the incentive fee shall not be less than $0.015 per ton or more than $0.0225 per ton of distillers grain product sold in the transaction.  Within the first five business days of each calendar month, the parties will reconcile and “true up” the actual purchase price, transportation costs, governmental fees and taxes, and incentive fees for all transactions entered into since the previous true-up date.

Upon the request of a Plant Owner, the Company will enter into a guaranty with the Plant Owner guaranteeing the performance of Pacific Ag’s obligations under the Distillers Grains Marketing Agreement.  Due to the limited storage capacity of the Plant Owners, Pacific Ag agrees to take delivery of any distillers grain product requested by Pacific Ag within two days of a Plant Owner making the product available to Pacific Ag.  Each Distillers Grain Marketing Agreement shall terminate on June 30, 2012, provided that Pacific Ag or the Plant Owner that is party to the agreement can extend a Distillers Grains Marketing Agreement for additional one year periods by giving the other party not less than 90 days notice unless the other party rejects such renewal notice within 15 days of receiving the notice.  The agreements also contain other terms and provisions customary for agreements of this type, including, but not limited to, provisions regarding termination, insurance requirements, confidentiality, indemnification and force majeure.

The description of the Distillers Grain Marketing Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Distillers Grains Marketing Agreement, which is filed as Exhibit 10.4 to this Form 8-K and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Asset Management Agreement (*)
10.2	Form of Amended and Restated Ethanol Marketing Agreement (*)
10.3	Form of Amended and Restated Corn Procurement and Handling Agreement (*)
10.4	Form of Amended and Restated Distillers Grains Marketing Agreement (*)
_________________
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2011	PACIFIC ETHANOL, INC. By: /S/ CHRISTOPHER W. WRIGHT Christopher W. Wright, Vice President, General Counsel & Secretary

EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description

10.1	Amended and Restated Asset Management Agreement
10.2	Form of Amended and Restated Ethanol Marketing Agreement
10.3	Form of Amended and Restated Corn Procurement and Handling Agreement
10.4	Form of Amended and Restated Distillers Grains Marketing Agreement